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                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933 as amended, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes E. Ted Prince and Roger Kuhn or either of them acting in the absence of the others, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Signature                     Title                                   Date
---------                     -----                                   ----

/s/ E. Ted Prince
-------------------------
E. Ted Prince                 Chief Executive Officer and         July 27, 1999
                              Director

/s/ Andre Daniel-Dreyfus
-------------------------
Andre Daniel-Dreyfus          Director                            July 27, 1999

/s/ Thomas Farkas
-------------------------
Thomas Farkas                 Director                            July 27, 1999

/s/ Robert Little
-------------------------
Robert Little                 Director                            July 27, 1999

/s/ Francis X. Murphy
-------------------------
Francis X. Murphy             Director                            July 27, 1999

/s/ John Lopiano
-------------------------
John Lopiano                  Director                            July 27, 1999

/s/ Darryl Dobin
-------------------------
Darryl Dobin                  President and Director              July 27, 1999

/s/ Roger Kuhn
-------------------------
Roger Kuhn                    Chief Financial Officer             July 27, 1999